Summary Prospectus    February 28, 2013,

as amended December 31, 2013

Diamond Hill Research Opportunities Fund

Class	/ Ticker	Y	DROYX

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated February 28, 2013, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to http://diamond-hill.com/documents/mutual-funds/, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

Investment Objective

The investment objective of the Diamond Hill Research Opportunities Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class Y
Management fees	1.00%
Distribution (12b-1) fees	None
Other expenses
Administration, accounting and custody fees	0.11%
Dividend expenses on short sales	0.10%
Total other expenses	0.21%
Total annual fund operating expenses	1.21%

Expense Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class Y	Sold or Held	$123	$384	$665	$1,466

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategy

The fund, under normal market conditions, invests its assets primarily in U.S. equity securities of any size that the Adviser believes are undervalued. The fund may also invest in non-U.S. equity securities, including equity securities in emerging market countries. Equity securities consist of common and preferred stocks, rights and warrants, S&P Depositary Receipts (“SPDRs”), American Depositary Receipts (“ADRs”) and other similar instruments.

The fund is managed by a team of research analysts of Diamond Hill Capital Management, Inc. (the “Adviser”), each of whom is a Co-manager of the fund. Research analysts are organized into sector teams. Within the sector teams, each analyst is assigned assets and is responsible for an industry-specific portion of the portfolio (the “Sleeve”). Each Co-manager is directly responsible for selecting securities and determining security weights within their respective sleeves.

In evaluating equity securities, the Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors.

The fund may sell securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund. The frequency of short sales will vary substantially in different periods, and it is not intended that any specified portion of the fund’s assets will as a matter of practice be invested in short sales.

Main Risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund.

Equity Market Risk  Overall stock market risks may affect the value of the fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities

Summary Prospectus	February 28, 2013, as amended December 31, 2013	Diamond Hill Funds

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markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value.

Foreign and Emerging Markets Risk  Investing in non-U.S. securities may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in emerging markets.

Short Sale Risk  The fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the fund may be reduced or eliminated or the short sale may result in a loss. The fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Small Cap and Mid Cap Company Risk  Investments in small cap and mid-cap companies may be riskier than investments in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap and mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Securities Lending Risk  To generate additional income, the fund may lend its portfolio securities to financial institutions. Loaned securities will be secured by cash collateral that the fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds. Securities lending involves two primary risks: “investment risk” and “borrow default risk.” Investment risk is the risk that the fund will lose money from the investment of the cash collateral. Borrower default risk is the risk that the fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Management Risk  The adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results. In addition, many of the fund’s Portfolio Managers have no experience managing a mutual fund.

Credit Risk  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the fund. Such default could result in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the fund. Lower credit quality may also affect liquidity and make it difficult for the fund to sell the security.

Performance

The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility – or variability – of the fund’s annual total returns over time, and shows that fund performance can change from year to year. Prior to calendar year 2012, the bar chart and table reflect the past performance of Diamond Hill Research Partners, L.P. (the “Research Partnership”), a private fund managed with full investment authority by the fund’s Adviser and provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year over the periods indicated and by showing how the fund’s average annual total returns for the periods indicated compared to a relevant market index. The fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the predecessor, and the fund was created for reasons entirely unrelated to the establishment of a performance record. The assets of the Research Partnership were converted into assets of the fund prior to commencement of operations of the fund. The performance of the Research Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the fund for its initial years of investment operations. The Research Partnership was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Research Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance of the fund prior to calendar year 2012 is measured from March 31, 2009, the inception of the Research Partnership and is not the performance of the fund. The fund’s and the Research Partnership’s past performance is not necessarily an indication of how the fund will perform in the future either before or after taxes. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

Class Y Annual Total Return years ended 12/31

Best Quarter:	1Q ’12, +13.37%	Worst Quarter:	3Q ‘11, -10.88%

Average Annual Total Returns as of 12/31/12

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are not provided prior to one year because the Research Partnership’s tax treatment was different than that of a registered investment company.

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	Inception Date of Class	One Year	Since Inception 3/31/09
Class Y Before Taxes	12/30/2011	12.17%	17.06%
Class Y Return after Taxes on Distributions		11.94%	N/A
Class Y Return after Taxes on Distributions and Sales of Fund Shares		8.22%	N/A
Russell 3000 Index		16.42%	19.96%

The Russell 3000 Index is a market-capitalization weighted index measuring performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

Portfolio Management

Investment Adviser

Diamond Hill Capital Management, Inc.

Portfolio Managers

The fund is Co-managed by a team of research analysts.

Portfolio Manager	Primary Title with Investment Adviser	Managed Fund Since
Kapish Bhutani, CFA	Research Analyst	03/2009
Jason Downey, CFA	Research Analyst	03/2009
Brian Fontanella, CFA	Research Analyst	11/2010
Igor Golalic, CFA	Research Analyst	03/2009
Austin Hawley, CFA	Research Analyst	03/2009
Jeannette Hubbard, CFA	Research Analyst	03/2009
Bhavik Kothari, CFA	Research Analyst	03/2009
John Loesch, CFA	Research Analyst	03/2009
Krishna Mohanraj, CFA	Research Analyst	12/2013
Aaron Monroe, CFA	Research Analyst	12/2009
Nathan Palmer, CFA, CPA	Research Analyst	09/2011
Suken Patel, CFA	Research Analyst	03/2009
Kyle Schneider, CFA	Research Analyst	03/2013
Tod Schneider, CFA, CPA	Research Analyst	11/2010
Richard Snowdon, CFA	Research Analyst	03/2009
Brad Stauffer, CFA	Research Analyst	03/2009

Buying and Selling Fund Shares

Minimum Initial Investment

$500,000

Minimum Additional Investment

$100

To Place Orders

Mail:

Diamond Hill Research Opportunities Fund

P.O. Box 183179

Columbus, OH 43218-3179

Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. When selling shares, you will receive a check, unless you request a wire. You also may buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes

The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Potential Conflicts of Interest

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Summary Prospectus	February 28, 2013, as amended December 31, 2013	Diamond Hill Funds

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325 John H. McConnell Blvd, Suite 200

Columbus, OH 43215

SUMY-RO 022813